UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 05202

The Dreyfus/Laurel Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Janette E. Farragher, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	8/31
Date of reporting period:	8/31/12

FORM N-CSR

Item 1.                        Reports to Stockholders.

Dreyfus

Core Equity Fund

ANNUAL REPORT August 31, 2012

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
20	Notes to Financial Statements
30	Report of Independent Registered
Public Accounting Firm
31	Important Tax Information
32	Board Members Information
34	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus
Core Equity Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Core Equity Fund, covering the 12-month period from September 1, 2011, through August 31, 2012. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

U.S. equities proved unusually volatile over the past year, as prices rose and fell according to investors’ changing expectations of global and domestic economic conditions. When viewed over a longer time frame, however, the pace of U.S. economic growth has been relatively consistent at about half the average rate achieved in prior recoveries Even U.S. employment numbers, which have been volatile over short periods, averaged slightly better than 150,000 new jobs a month so far in 2012, roughly unchanged from the monthly average in 2011.

The sustained but subpar U.S. expansion appears likely to continue over the foreseeable future. On one hand, the economy has responded to a variety of stimulative measures, most notably an aggressively accommodative monetary policy. On the other hand, the prospect of automatic spending cuts and tax hikes scheduled for the end of 2012 has weighed on economic growth by contributing to a temporary postponement of spending decisions among consumers and businesses Indeed, the ability of the U.S. political system to address both this “fiscal cliff” and long-term deficit reduction could go a long way toward shaping the 2013 market environment.As always, we urge you to speak regularly with your financial advisor to discuss how changing economic conditions may affect your investments.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 17, 2012

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2011, through August 31, 2012, as provided by Fayez Sarofim, Portfolio Manager of Fayez Sarofim & Co., Sub-Investment Adviser

Fund and Market Performance Overview

For the 12-month period ended August 31, 2012, Dreyfus Core Equity Fund’s Class A shares produced a total return of 14.59%, Class C shares returned 13.66% and Class I shares returned 14.89%.1 For the same period, the fund’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), produced a 17.98% total return.2

Changing economic sentiment fueled heightened market volatility as declines in September 2011 and during the spring of 2012 were offset by gains at other times over the reporting period.The fund produced lower returns than its benchmark, mainly due to weakness in key holdings in the materials sector.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation.To pursue its goal, the fund normally invests at least 80% of its net assets in common stocks of U.S. and foreign companies with market capitalizations exceeding $5 billion at the time of purchase, including multinational companies.

In choosing stocks, the fund first identifies economic sectors that it believes will expand over the next three to five years or longer. Using fundamental analysis, the fund then seeks companies within these sectors that have dominant positions in their industries and that have demonstrated sustained patterns of profitability, strong balance sheets and expanding global presence and the potential to achieve predictable, above-average earnings growth. The fund is also alert to companies which it considers undervalued in terms of current earnings, assets or growth prospects.

The fund employs a “buy-and-hold” investment strategy, which generally has resulted in an annual portfolio turnover of below 15%.3 As a result, the fund invests for long-term growth rather than short-term profits.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Macroeconomic Developments Fueled Market Volatility

The reporting period began in the midst of a major stock market decline.The downgrade of one agency’s assessment of long-term U.S. government debt and an intensifying debt crisis in Europe triggered a flight away from stocks and toward traditional safe havens. Fortunately, better U.S. economic data and new remedial measures from European policymakers arrested the decline during the fall of 2011.

By the beginning of 2012, U.S. stocks were rallying amid U.S. employment gains and a quantitative easing program in Europe. Investors grew more tolerant of risks, focusing on companies expected to benefit from better business conditions. These positive influences were called into question during the spring when the U.S. labor market’s rebound slowed and measures designed to relieve fiscal pressures in Europe encountered resistance. However, the summer saw more encouraging economic data, and the S&P 500 Index ended the reporting period near multi-year highs.

Large, global, dividend-paying companies generally fared better than market averages during periods of investor caution, but they lagged during rallies which tended to emphasis riskier investments.

Stock Selections Produced Mixed Results

The fund’s relative performance was undermined by weakness in key holdings in the materials sector, as falling commodity prices hurt metals producers Freeport McMoRan Copper & Gold and Rio Tinto, ADR. Our security selection strategy proved relatively ineffective in the consumer discretionary sector, where Brazilian casual restaurant franchisee Arcos Dorados Holdings, Cl.A struggled with declining same-store sales comparisons. Underweighted exposure to the financials sector prevented the fund from participating fully in gains posted by banks that had repaired their balance sheets. In addition, JPMorgan Chase & Co. and HSBC Holdings,ADR were hurt by company-specific issues.

The fund achieved better results in the information technology sector, as electronics innovator Apple continued to gain value on the strength of its popular smartphone and tablet computer products. Relative results were also supported by correct stock selection in the energy sector. In the health care sector, the fund’s focus on large pharmaceutical developers, such as Novo Nordisk, ADR and Abbott Laboratories, added value when investors recognized their strong balance sheets, high dividend yields and attractive valuations.

We added several new positions during the reporting period: BlackRock ranks as the world’s largest asset management firm; SABMiller is expected to grow along with alcohol consumption in the emerging markets; Norwegian oil producer Statoil,ADR is developing new reserves;Time Warner Cable is accelerating revenue growth as it has reduced capital spending and debt; and Xilinx enjoys a duopoly position in the most attractive segment of the semiconductor industry.

Positioned for Continued Volatility

While the U.S. economy currently shows signs of moderate strength and equity valuations generally are attractive, we believe that the European sovereign debt crisis and concerns regarding scheduled U.S. tax hikes and spending cuts will continue to spark market volatility. However, valuations remain attractive compared to historical averages, and monetary policies throughout the world are aggressively stimulative, suggesting that the economic recovery could gain momentum in 2013.

September 17, 2012

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. — Reflects monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500® Composite Stock Price Index
is a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in any index.
3 Portfolio turnover rates are subject to change. Portfolio turnover rates alone do not automatically result in high or low distribution levels.There can be no guarantee that the fund will generate any specific level of distributions annually.

The Fund 5

Comparison of change in value of $10,000 investment in Dreyfus Core Equity Fund Class A shares, Class C shares and Class I shares and the Standard & Poor’s 500 Composite Stock Price Index

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C and Class I shares of Dreyfus Core Equity Fund on 8/31/02 to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 8/31/12
	1Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	8.03%	1.58%	4.41%
without sales charge	14.59%	2.79%	5.03%
Class C shares
with applicable redemption charge †	12.66%	2.00%	4.24%
without redemption	13.66%	2.00%	4.24%
Class I shares	14.89%	3.05%	5.48%
Standard & Poor’s 500
Composite Stock Price Index	17.98%	1.28%	6.50%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Core Equity Fund from March 1, 2012 to August 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2012

	Class A	Class C	Class I
Expenses paid per $1,000†	$6.86	$10.65	$5.60
Ending value (after expenses)	$1,021.80	$1,018.10	$1,023.60

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2012

	Class A	Class C	Class I
Expenses paid per $1,000†	$6.85	$10.63	$5.58
Ending value (after expenses)	$1,018.35	$1,014.58	$1,019.61

† Expenses are equal to the fund’s annualized expense ratio of 1.35% for Class A, 2.10% for Class C and 1.10%
for Class I, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

August 31, 2012

Common Stocks—97.0%	Shares		Value ($)
Banks—.5%
HSBC Holdings, ADR	49,583	[a]	2,163,306
Capital Goods—4.5%
Caterpillar	85,000		7,253,050
General Electric	204,000		4,224,840
United Technologies	80,000		6,388,000
			17,865,890
Consumer Services—3.4%
Arcos Dorados Holdings, Cl. A	75,000	[a]	990,750
McDonald’s	140,000		12,528,600
			13,519,350
Diversified Financials—4.8%
American Express	67,500		3,935,250
BlackRock	23,000		4,056,510
Franklin Resources	31,000		3,639,400
JPMorgan Chase & Co.	200,000		7,428,000
			19,059,160
Energy—21.7%
Apache	17,000		1,457,750
Chevron	160,000		17,945,600
ConocoPhillips	100,000		5,679,000
Exxon Mobil	234,560		20,477,088
Imperial Oil	100,000		4,568,000
Occidental Petroleum	130,000		11,051,300
Phillips 66	70,000		2,940,000
Royal Dutch Shell, Cl. A, ADR	160,000		11,195,200
Statoil, ADR	150,000	[a]	3,835,500
Total, ADR	153,000		7,628,580
			86,778,018
Food & Staples Retailing—1.3%
Walgreen	110,000		3,933,600
Whole Foods Market	15,000		1,451,250
			5,384,850
Food, Beverage & Tobacco—19.5%
Altria Group	250,000		8,490,000
Coca-Cola	490,000		18,326,000

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Food, Beverage & Tobacco (continued)
Kraft Foods, Cl. A	110,000	4,568,300
Nestle, ADR	193,125	12,033,619
PepsiCo	80,000	5,794,400
Philip Morris International	270,000	24,111,000
SABMiller	110,000	4,854,791
		78,178,110
Health Care Equipment & Services—1.2%
Becton Dickinson & Co.	13,000	987,740
Intuitive Surgical	5,000[b]	2,458,950
Medtronic	35,000	1,423,100
		4,869,790
Household & Personal Products—4.2%
Estee Lauder, Cl. A	105,000	6,294,750
Procter & Gamble	158,000	10,616,020
		16,910,770
Materials—4.0%
Air Products & Chemicals	38,000	3,138,040
Freeport-McMoRan Copper & Gold	140,000	5,055,400
Praxair	43,000	4,536,500
Rio Tinto, ADR	75,000[a]	3,287,250
		16,017,190
Media—3.9%
McGraw-Hill	58,500	2,995,200
News, Cl. A	170,200	3,980,978
Time Warner Cable	40,000	3,552,800
Walt Disney	100,000	4,947,000
		15,475,978
Pharmaceuticals, Biotech &
Life Sciences—8.3%
Abbott Laboratories	145,000	9,503,300
Johnson & Johnson	120,000	8,091,600

Common Stocks (continued)	Shares		Value ($)
Pharmaceuticals, Biotech &
Life Sciences (continued)
Merck & Co.	70,000		3,013,500
Novo Nordisk, ADR	40,000		6,284,400
Roche Holding, ADR	135,000		6,142,500
			33,035,300
Retailing—4.1%
Target	125,500		8,043,295
Wal-Mart Stores	115,000		8,349,000
			16,392,295
Semiconductors & Semiconductor
Equipment—3.6%
Intel	315,000		7,821,450
Texas Instruments	170,000		4,936,800
Xilinx	50,000		1,695,500
			14,453,750
Software & Services—4.2%
Automatic Data Processing	75,000		4,356,000
International Business Machines	63,000		12,275,550
			16,631,550
Technology Hardware & Equipment—7.8%
Apple	40,000		26,609,600
QUALCOMM	75,000		4,609,500
			31,219,100
Total Common Stocks
(cost $295,683,597)			387,954,407

Other Investment—4.4%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $17,533,701)	17,533,701	[c]	17,533,701

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Investment of Cash Collateral
for Securities Loaned—1.5%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $6,179,381)	6,179,381[c]	6,179,381

Total Investments (cost $319,396,679)	102.9%	411,667,489
Liabilities, Less Cash and Receivables	(2.9%)	(11,516,450)
Net Assets	100.0%	400,151,039

ADR—American Depository Receipts

a Security, or portion thereof, on loan.At August 31, 2012, the value of the fund’s securities on loan was $6,107,821 and the value of the collateral held by the fund was $6,179,381.
b Non-income producing security.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Energy	21.7	Retailing	4.1
Food, Beverage & Tobacco	19.5	Materials	4.0
Pharmaceuticals, Biotech &		Media	3.9
Life Sciences	8.3	Semiconductors & Semiconductor
Technology Hardware & Equipment	7.8	Equipment	3.6
Money Market Investments	5.9	Consumer Services	3.4
Diversified Financials	4.8	Food & Staples Retailing	1.3
Capital Goods	4.5	Health Care Equipment & Services	1.2
Household & Personal Products	4.2	Banks	.5
Software & Services	4.2		102.9

† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2012

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $6,107,821)—Note 1(c):
Unaffiliated issuers		295,683,597	387,954,407
Affiliated issuers		23,713,082	23,713,082
Cash			908,297
Dividends and securities lending income receivable			1,092,636
Receivable for shares of Capital Stock subscribed			503,448
			414,171,870
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)			538,235
Payable for shares of Capital Stock redeemed			7,301,118
Liability for securities on loan—Note 1(c)			6,179,381
Accrued expenses			2,097
			14,020,831
Net Assets ($)			400,151,039
Composition of Net Assets ($):
Paid-in capital			313,314,493
Accumulated undistributed investment income—net			697,835
Accumulated net realized gain (loss) on investments			(6,132,099)
Accumulated net unrealized appreciation
(depreciation) on investments			92,270,810
Net Assets ($)			400,151,039

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	185,522,676	144,658,429	69,969,934
Shares Outstanding	10,007,805	7,950,993	3,699,093
Net Asset Value Per Share ($)	18.54	18.19	18.92
See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS

Year Ended August 31, 2012

Investment Income ($):
Income:
Cash dividends (net of $271,059 foreign taxes withheld at source):
Unaffiliated issuers	8,481,239
Affiliated issuers	17,399
Income from securities lending—Note 1(c)	74,826
Total Income	8,573,464
Expenses:
Management fee—Note 3(a)	3,568,111
Distribution/Service Plan fees—Note 3(b)	1,603,989
Directors’ fees—Note 3(a)	25,008
Loan commitment fees—Note 2	2,685
Total Expenses	5,199,793
Less—Directors’ fees reimbursed by the Manager—Note 3(a)	(25,008)
Net Expenses	5,174,785
Investment Income—Net	3,398,679
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	144,540
Net unrealized appreciation (depreciation) on investments	39,644,624
Net Realized and Unrealized Gain (Loss) on Investments	39,789,164
Net Increase in Net Assets Resulting from Operations	43,187,843

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,
	2012[a]	2011
Operations ($):
Investment income—net	3,398,679	1,896,364
Net realized gain (loss) on investments	144,540	(3,922,369)
Net unrealized appreciation
(depreciation) on investments	39,644,624	32,654,689
Net Increase (Decrease) in Net Assets
Resulting from Operations	43,187,843	30,628,684
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(2,623,103)	(976,260)
Class C Shares	(935,756)	(464,515)
Class I Shares	(1,007,293)	(81,502)
Total Dividends	(4,566,152)	(1,522,277)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	101,335,152	45,422,024
Class B Shares	29,548	114,623
Class C Shares	50,800,906	29,532,414
Class I Shares	58,643,286	28,877,652
Dividends reinvested:
Class A Shares	2,033,421	817,890
Class C Shares	403,878	206,577
Class I Shares	794,902	41,831
Cost of shares redeemed:
Class A Shares	(48,133,327)	(16,544,232)
Class B Shares	(1,264,812)	(1,665,942)
Class C Shares	(17,787,684)	(13,297,752)
Class I Shares	(26,180,067)	(3,283,597)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	120,675,203	70,221,488
Total Increase (Decrease) in Net Assets	159,296,894	99,327,895
Net Assets ($):
Beginning of Period	240,854,145	141,526,250
End of Period	400,151,039	240,854,145
Undistributed investment income—net	697,835	1,865,202

The Fund15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended August 31,
	2012[a]	2011
Capital Share Transactions:
Class Ab
Shares sold	5,828,872	2,802,958
Shares issued for dividends reinvested	116,917	52,161
Shares redeemed	(2,744,171)	(1,015,205)
Net Increase (Decrease) in Shares Outstanding	3,201,618	1,839,914
Class Bb
Shares sold	1,731	7,405
Shares redeemed	(71,275)	(103,560)
Net Increase (Decrease) in Shares Outstanding	(69,544)	(96,155)
Class C
Shares sold	2,979,138	1,861,352
Shares issued for dividends reinvested	23,590	13,388
Shares redeemed	(1,031,723)	(831,925)
Net Increase (Decrease) in Shares Outstanding	1,971,005	1,042,815
Class I
Shares sold	3,244,402	1,688,264
Shares issued for dividends reinvested	44,743	2,620
Shares redeemed	(1,445,050)	(192,830)
Net Increase (Decrease) in Shares Outstanding	1,844,095	1,498,054

a Effective as of the close of business on March 13, 2012, the fund no longer offers Class B shares.
b During the period ended August 31, 2012, 39,285 Class B shares representing $721,305 were automatically converted to 39,419 Class A shares and during the period ended August 31, 2011, 22,114 Class B shares representing $354,231 were automatically converted to 22,030 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended August 31,
Class A Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	16.47	13.69	13.03	15.81	17.56
Investment Operations:
Investment income—net[a]	.23	.21	.20	.23	.20
Net realized and unrealized
gain (loss) on investments	2.15	2.76	.68	(2.84)	(1.54)
Total from Investment Operations	2.38	2.97	.88	(2.61)	(1.34)
Distributions:
Dividends from investment income—net	(.31)	(.19)	(.22)	(.17)	(.21)
Dividends from net realized
gain on investments	—	—	—	—	(.20)
Total Distributions	(.31)	(.19)	(.22)	(.17)	(.41)
Net asset value, end of period	18.54	16.47	13.69	13.03	15.81
Total Return (%)[b]	14.59	21.74	6.67	(16.33)	(7.86)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.36	1.36	1.36	1.36	1.36
Ratio of net expenses
to average net assets	1.35	1.32	1.25	1.25	1.25
Ratio of net investment income
to average net assets	1.28	1.31	1.44	1.90	1.19
Portfolio Turnover Rate	.65	4.08	2.09	6.99	8.27
Net Assets, end of period ($ x 1,000)	185,523	112,103	68,009	66,857	73,223

a Based on average shares outstanding at each month end.
b Exclusive of sales charge.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

		Year Ended August 31,
Class C Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	16.13	13.42	12.79	15.49	17.21
Investment Operations:
Investment income—net[a]	.09	.09	.10	.13	.07
Net realized and unrealized
gain (loss) on investments	2.10	2.71	.66	(2.77)	(1.51)
Total from Investment Operations	2.19	2.80	.76	(2.64)	(1.44)
Distributions:
Dividends from investment income—net	(.13)	(.09)	(.13)	(.06)	(.08)
Dividends from net realized
gain on investments	—	—	—	—	(.20)
Total Distributions	(.13)	(.09)	(.13)	(.06)	(.28)
Net asset value, end of period	18.19	16.13	13.42	12.79	15.49
Total Return (%)[b]	13.66	20.88	5.88	(16.96)	(8.59)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.11	2.11	2.11	2.11	2.11
Ratio of net expenses
to average net assets	2.10	2.07	2.00	2.00	2.00
Ratio of net investment income
to average net assets	.54	.56	.70	1.15	.45
Portfolio Turnover Rate	.65	4.08	2.09	6.99	8.27
Net Assets, end of period ($ x 1,000)	144,658	96,429	66,280	60,123	63,332

a Based on average shares outstanding at each month end.
b Exclusive of sales charge.

See notes to financial statements.

		Year Ended August 31,
Class I Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	16.81	13.97	13.28	16.12	17.90
Investment Operations:
Investment income—net[a]	.28	.26	.26	.25	.25
Net realized and unrealized
gain (loss) on investments	2.20	2.80	.68	(2.88)	(1.58)
Total from Investment Operations	2.48	3.06	.94	(2.63)	(1.33)
Distributions:
Dividends from investment income—net	(.37)	(.22)	(.25)	(.21)	(.25)
Dividends from net realized
gain on investments	—	—	—	—	(.20)
Total Distributions	(.37)	(.22)	(.25)	(.21)	(.45)
Net asset value, end of period	18.92	16.81	13.97	13.28	16.12
Total Return (%)	14.89	22.00	7.01	(16.11)	(7.63)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.11	1.11	1.12	1.12	1.11
Ratio of net expenses
to average net assets	1.10	1.09	1.01	1.01	1.00
Ratio of net investment income
to average net assets	1.57	1.59	1.77	2.09	1.46
Portfolio Turnover Rate	.65	4.08	2.09	6.99	8.27
Net Assets, end of period ($ x 1,000)	69,970	31,181	4,985	758	142

a Based on average shares outstanding at each month end.
See notes to financial statements.

The Fund 19

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Core Equity Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series, including the fund. The fund’s investment objective is to seek long-term capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Fayez Sarofim & Co. (“Sarofim & Co.”) serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 500 million shares of $.001 par value Capital Stock. The fund currently offers three classes of shares: Class A (300 million shares authorized), Class C (100 million shares authorized) and Class I (100 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or services fees. Class I shares are offered without a front-end sales charge or CDSC. The Company’s Board of Directors approved, effective as of the close of business on March 13, 2012, the transfer of shares authorized from Class B to Class A shares. Class B shares were subject to a CDSC imposed on Class B share redemptions made within six years of purchase and automatically converted to Class A shares after six years. The fund no longer offers Class B shares. Effective March 13, 2012, all outstanding Class B shares were automatically converted to Class A shares. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of August 31, 2012 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	324,970,511	—	—	324,970,511
Equity Securities—
Foreign†	62,983,896	—	—	62,983,896
Mutual Funds	23,713,082	—	—	23,713,082
† See Statement of Investments for additional detailed categorizations.

At August 31, 2012, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, U.S. Government and Agency securities or letters of credit. The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended August 31, 2012,The Bank of NewYork Mellon earned $32,068, from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act. Investments in affiliated investment companies for the period ended August 31, 2012 were as follows:

Affiliated
Investment	Value			Value		Net
Company	8/31/2011	($)	Purchases ($) Sales ($)	8/31/2012	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	17,136,000		125,718,633 125,320,932	17,533,701		4.4
Dreyfus
Institutional
Cash
Advantage
Fund	7,825,747		168,881,155 170,527,521	6,179,381		1.5
Total	24,961,747		294,599,788 295,848,453	23,713,082		5.9

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Effective March 31, 2012, dividends from investment income-net will be declared and paid quarterly and dividends from net realized capital gains, if any, will be declared and paid annually. To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended August 31, 2012, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended August 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At August 31, 2012, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $697,835, accumulated capital losses $6,132,099 and unrealized appreciation $92,270,810.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2012. If not applied, $2,212,995 of the carryover expires in fiscal year 2017 and $2,843,619 expires in fiscal year 2019. The fund has $1,075,485 of post-enactment long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2012 and August 31, 2011 were as follows: ordinary income $4,566,152 and $1,522,277, respectively.

During the period ended August 31, 2012, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses, the fund increased accumulated undistributed investment income-net by $106 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended August 31, 2012, the fund did not borrow under the Facilities.

NOTE 3—Investment Management Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment management agreement with Dreyfus, Dreyfus provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. Dreyfus also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay Dreyfus a fee, calculated daily and paid monthly, at the annual rate of 1.10% of the value of the fund’s average daily net assets. Out of its fee, Dreyfus pays all of the expenses of the fund except bro-

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

kerage fees, taxes, interest expenses, commitment fees borrowings, Distribution Plan fees and Service Plan expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, Dreyfus is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees).

Pursuant to a sub-investment advisory agreement between Dreyfus and Sarofim & Co., Dreyfus pays Sarofim & Co. a monthly fee at an annual rate of .2175% of the value of the fund’s average daily net assets.

During the period ended August 31, 2012, the Distributor retained $76,352 from commissions earned on sales of the fund’s Class A shares and $96 and $44,218 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under separate Distribution Plans adopted pursuant to Rule 12b-1 (the “Distribution Plans”) under the Act, Class A shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B shares paid and Class C shares pay the Distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the “Service Plan”), under which Class B shares paid and Class C shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares. During the period ended August 31, 2012, Class A, Class B and Class C shares were charged $374,199, $3,518 and $918,824, respectively, pursuant to their Distribution Plans. During the period ended August 31, 2012, Class B and Class C shares were charged $1,173 and $306,275, respectively, pursuant to the Service Plan.

Under their terms, the Distribution Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plans or Service Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $375,171, Distribution Plans fees $132,411 and Service Plan fees $30,653.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2012, amounted to $124,634,417 and $1,981,862, respectively.

At August 31, 2012, the cost of investments for federal income tax purposes was $319,396,679; accordingly, accumulated net unrealized appreciation on investments was $92,270,810, consisting of $101,697,284 gross unrealized appreciation and $9,426,474 gross unrealized depreciation.

The Fund 29

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of The Dreyfus/Laurel Funds Inc.:

We have audited the accompanying statement of assets and liabilities of Dreyfus Core Equity Fund (the “Fund”), a series ofThe Dreyfus/Laurel Funds, Inc., including the statement of investments as of August 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended.These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Core Equity Fund as of August 31, 2012, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 29, 2012

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports the maximum amount allowable, but not less than $4,566,152 as ordinary income dividends paid during the year ended August 31, 2012 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code.Also, the fund reports the maximum amount allowable but not less than 100% of ordinary income dividends paid during the year ended August 31, 2012 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Shareholders will receive notification in early 2013 of the percentage applicable to the preparation of their 2012 income tax returns.

The Fund 31

BOARD MEMBERS INFORMATION (Unaudited)

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

J.Tomlinson Fort, Emeritus Board Member

The Fund 33

OFFICERS OF THE FUND (Unaudited)

The Fund 35

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2012 MBSC Securities Corporation

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $29,150 in 2011 and $29,590 in 2012.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $4,390 in 2011 and $4,460 in 2012. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2011 and $0 in 2012.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $2,480 in 2011 and $2,310 in 2012. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2011 and $0 in 2012.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2011 and $0 in 2012.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2011 and $0 in 2012.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $12,003,000 in 2011 and $11,572,646 in 2012.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.                        Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.                        Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management            Investment Companies.

                        Not applicable.

Item 8.                        Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.                        Purchases of Equity Securities by Closed-End Management Investment Companies and             Affiliated Purchasers.

                        Not applicable.

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus/Laurel Funds, Inc.

By: /s/Bradley Skapyak
Bradley J. Skapyak, President
Date:	October 22, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/Bradley Skapyak
Bradley J. Skapyak, President
Date:	October 22, 2012

By: /s/James Windels
James Windels, Treasurer
Date:	October 22, 2012

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)